UNITED STATES BANKRUPTCY COURT
                      FOR THE SOUTHERN DISTRICT OF NEW YORK

*****************************************
In re                                           *       Chapter 11
   Lechters N.Y.C., Inc., et al.(1)             *       Case Nos. 01-41432 (AJG)
                                                *       through 01-41483 (AJG)
                  Debtors                       *
*****************************************               (Jointly Administered)

                                   FINAL ORDER
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    AUTHORIZING DEBTORS TO OBTAIN POST-PETITION SECURED FINANCING PURSUANT TO
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   SECTIONS 364(c)(1), 364 (c)(2) AND 364 (c)(3) OF THE BANKRUPTCY CODE ON THE
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      DEBTORS' APPLICATION TO INCUR SUCH FINANCING ON A PERMANENT BASIS AND
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                 APPROVING THE FORM AND METHOD OF NOTICE THEREOF
                 -----------------------------------------------

          THIS MATTER having come before the Court upon the Application dated May 21, 2001 (the "APPLICATION") of the Debtors seeking entry of orders (a) authorizing Lechters, Inc. (the "PARENT DEBTOR"), and the other above-captioned debtors (collectively, the "SUBSIDIARY DEBTORS", and together with the Parent Debtor, each a "DEBTOR" and collectively the "DEBTORS") to obtain credit and incur debt, all on a permanent basis pursuant to the Bankruptcy Code, Title 11, United States Code, 11 U.S.C. ss.ss. 101 et seq. (the "BANKRUPTCY CODE"), and Sections 365(c)(1), 364(c)(2) and 364(c)(3) thereof, and the Federal Rules of Bankruptcy Procedure (the "BANKRUPTCY RULES") and Rule 4001(c)(2) thereof, having priority, as administrative expenses, pursuant to Section 364(c)(1) of the Bankruptcy Code (the "FINAL ORDER"), more particularly as follows:

          (i) On a permanent basis, obtain credit and incur debt secured by liens (as defined in Section 101(37) of the Bankruptcy Code and referred to herein as "LIENS") on property of the Debtors' estates pursuant to Sections 364(c)(2) and 364(c)(3) of the Bankruptcy Code and with priority, as to administrative expenses, as provided in Section 364(c)(1) of the Bankruptcy Code.

          (ii) Establish on a permanent basis, that permanent financing arrangement (the "DIP CREDIT FACILITY") with Fleet Retail Finance Inc. as Agent (in such capacity, herein the "AGENT"), a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109, for a syndicate of revolving credit lenders (the "TRANCHE A LENDERS") and Back Bay Capital Funding LLC, a Delaware limited liability company with offices at 40 Broad Street Boston, Massachusetts 02109 (the "TRANCHE B LENDER") (collectively, the Tranche A Lenders, including the Agent as a lender, and the Tranche B Lender shall hereafter be referred to collectively as the "LENDERS"), which is contemplated by the Loan and Security Agreement (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein and in accordance with paragraph 32 of this Order, the "DIP LOAN AGREEMENT"), substantially in the form annexed to the Application as EXHIBIT A, in the aggregate principal amount of $86,000,000 divided as follows: in the case of the Tranche A Lenders, in the maximum aggregate principal amount of $80,000,000, with a $10,000,000 sublimit for letters of credit, and in the case of the Tranche B Lender, in the aggregate principal amount of $6,000,000 and to incur the liabilities provided for in and as contemplated by the DIP Loan Agreement (the "DIP LIABILITIES").

          (iii) Utilize the proceeds of the first borrowing under the DIP Credit Facility to retire the Debtors' obligations to Fleet Retail Finance Inc., as agent for a syndicate of lenders and Back Bay Capital Funding LLC (collectively, the "PRIOR LENDERS"), and the Prior Lenders under that certain Amended and Restated Loan and Security Agreement dated November 14, 2000, as amended (the "PRE-PETITION LOAN AGREEMENT") consisting of unpaid principal, accrued and unpaid interest, and unpaid fees and expenses for which the Debtors are responsible pursuant to the Pre-Petition Loan Agreement, PROVIDED, HOWEVER, that such payment is without prejudice to the right of the creditors committee ("COMMITTEE") appointed in these proceedings to seek to avoid any security or collateral interest in the assets of the Debtors claimed by the Prior Lenders, to seek the disgorgement of all or any part of any payment made by the Debtors to the Prior Lenders or to otherwise seek recovery from the Prior Lenders on account of the relationship between the Prior Lenders and the Debtors in accordance with the provisions of this Order.

--------
      1 Schedule I annexed hereto identifies the Debtors and whether such Debtors are a borrower or a guarantor under the DIP Credit Facility.


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

          (iv) On a permanent basis, provide the Agent (for the benefit of the Agent and the Lenders) with Liens upon the Debtors' property as provided in and contemplated by the DIP Loan Agreement.

          (v) On a permanent basis, grant the Agent (for the benefit of the Agent and the Lenders) a Super-Priority Claim over any and all administrative expenses other than as set forth in Paragraph 17, below.

It appearing that absent the relief requested herein, the Debtors will suffer immediate and irreparable harm; and it further appearing that notice of the Application is sufficient and complies with the requirements of Bankruptcy Rules 4001(c) and 4001(d); and the Court having considered the Application, the Exhibits thereto, including, without limitation, the DIP Loan Agreement and the affidavit filed in support of the Application and in accordance with Bankruptcy Rules 4001(c)(1) and (2), due and proper notice of the Application having been given, and a hearing to consider approval of the DIP Credit Facility having been held and concluded on the date hereof (the "FINAL Hearing"); and upon all of the pleadings filed with the Court and all of the proceedings held before the Court, and after due deliberation and consideration and for good and sufficient cause shown;

                           THE COURT HEREBY FINDS THAT
                           ---------------------------

          A. On May 21, 2001 (the "PETITION DATE"), each of the Debtors filed a voluntary petition under Chapter 11 of the Bankruptcy Code. The Court has ordered the Debtors' cases jointly administered for procedural purposes only.

          B. The Debtors have continued in the management and operation of their businesses and properties as debtors in possession pursuant to Bankruptcy Code Sections 1107 and 1108. No trustee or examiner has been appointed in these cases. The Committee was formed on May 31, 2001.

          C. This Court has jurisdiction, pursuant to 28 U.S.C.ss.ss.157(b) and 1334, over these proceedings, and over the persons and property affected hereby. Consideration of the Application constitutes a "core proceeding" under Section 157(b)(2) of Title 28 of the United States.


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

          D. The Debtors have a need to obtain funds with which to purchase inventory, continue their ordinary operations, and administer and preserve the value of their estates. The ability of the Debtors to finance their operations requires the additional availability of working capital, the absence of which would harm the Debtors, their estates, and their creditors and the possibility for a successful reorganization.

          E. The Debtors are unable to obtain unsecured credit allowable solely under Bankruptcy Code Section 503(b)(1) as an administrative expense.

          F. The Debtors are also unable to obtain secured credit, allowable only under Bankruptcy Code Sections 364(c)(2) and 364(c)(3), except under the terms and conditions provided in this Order. The Debtors are unable to obtain credit for borrowed money without the Debtors' granting to the Agent (for the benefit of the Agent and the Lenders) (i) Liens on all or substantially all of the assets of the Debtors pursuant to Bankruptcy Code Sections 364(c)(2) and 364(c)(3), and (ii) a super-priority administrative expense claim status as provided in Section 364(c)(1) of the Bankruptcy Code (such super-priority administrative expense claim having priority as provided herein except with respect to the Carve Out (as hereinafter defined)) and as provided by this Final Order.

          G. The ability of the Debtors to finance their operations and the availability of sufficient working capital through the incurrence of indebtedness for borrowed money and other financial accommodations is vital to the Debtors' ability to pay their operating expenses, including (without limitation) employees' salaries and wages, and to preserve and maintain their going concern value and their ability to consummate a successful reorganization.

          H. The relief requested in the Application is necessary, essential, and appropriate for the continued operation of the Debtors' business and the management and preservation of their property.

          I. It is in the best interest of Debtors' estates to be allowed to establish the DIP Credit Facility contemplated by the DIP Loan Agreement and the other DIP Loan Documents (as defined in the DIP Loan Agreement).


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

          J. The terms and conditions of the DIP Credit Facility, including, without limitation, those which provide for the payment of interest to, and fees of, the Agent and the Lenders at the times and in the manner provided under the DIP Credit Facility are believed to be fair, reasonable, and the best available under the circumstances and reflect the Debtors' exercise of prudent business judgment consistent with their fiduciary duties and are supported by reasonably equivalent value and fair consideration.

          K. The DIP Credit Agreement and other DIP Loan Documents were negotiated in good faith and at arms length between the Debtors, on the one hand, and the Agent and the Lenders, on the other. Credit to be extended under the DIP Credit Facility pursuant to this Final Order will be so extended in good faith, in consequence of which the Agent and each of the Lenders are entitled to the protection and benefits of Bankruptcy Code Section 364(e). Capitalized terms used and not otherwise defined herein shall have the meanings respectively assigned to them in the DIP Loan Agreement.

          L. The Debtors have acknowledged and agreed that (i) the Prior Lenders have valid, perfected and unavoidable liens in all or substantially all of the Debtors' properties and assets (except with respect to leasehold interests) (the "PRE-PETITION COLLATERAL"), (ii) the Debtors have no offsets, defenses, claims or counterclaims against the Prior Lenders with respect to the Prior Lenders Claim (as hereinafter defined), (iii) the Prior Lenders Claim is an allowed secured claim within the meaning of 11 U.S.C. ss.506 in the approximate aggregate principal amount of $33,500,000 as of May 18, 2001, plus interest, fees, expenses, and costs (the "PRIOR LENDERS CLAIM"), and (iv) the Debtors have waived and released any right they may have to challenge the Prior Lenders Claim and the security therefor; PROVIDED, however, that, as hereinafter provided, such acknowledgment, agreement, waiver and release are without prejudice to the rights, claims and defenses of the Committee that may be asserted pursuant to paragraph 9 of this Final Order.

          M. The notice of the Hearing at which the Final Order was entered, which notice was provided by the Debtors by hand delivery, first class mail, or deposit with a reputable overnight courier service within three days after entry of the Interim Order Authorizing Debtors to Obtain Post-Petition Secured Financing Pursuant To Sections 364(c)(1), 364(c)(2), and 364(c)(3) of the Bankruptcy Code and Scheduling Final Hearing Pursuant to Bankruptcy Code Rule 4001(c)(2) On The Debtors' Application To Incur Such


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

Financing On A Permanent Basis And Approving The Form and Method Of Notice Thereof (the "INTERIM ORDER"), upon (i) the Office of the United States
Trustee, (ii) Brown, Rudnick, Freed & Gesmer and Latham & Watkins, attorneys for the Agent, (iii) Bingham Dana LLP, attorneys for the Tranche B Lender, (iv) the Debtors' consolidated list of their 30 largest unsecured creditors, (v) the District Director for the Internal Revenue Service and (vi) all parties having filed requests for notices in the Debtors' cases shall constitute good and sufficient service and notice of this Final Order, the Application, the Final Hearing, the Final Order, and all proceedings to be held thereonin accordance with and for all purposes under the Bankruptcy Code, including, without limitation, Bankruptcy Rule 4001(c) and Bankruptcy Code Section 102(1), as required by Bankruptcy Code Section 364(c), and no other notice need be given for entry of this Order.

          N. Good and sufficient cause has been shown for the entry of this Final Order. Among other things, the entry of this Final Order will: enable the Debtors to continue the operation of their businesses; increase the possibility for a successful reorganization; and avoid disputes with the Prior Lenders with respect to adequate protection, and is therefore in the best interest of the Debtors, their creditors, and their estates.

          NOW, THEREFORE, on the Application of the Debtors and the record before the Court with respect to the Application, and with the consent of the Debtors and the Agent to the form and entry of this Order, and good cause appearing,

          IT IS ON THIS 12th day of June, 2001 ORDERED, ADJUDGED AND DECREED that:

                  APPROVAL OF AND AUTHORIZATION AS TO BORROWING
                  ---------------------------------------------

          1. The Application is hereby granted, and the terms and the conditions of the DIP Credit Facility are hereby approved. The Debtors are authorized on an permanent basis, to:

               (a) Establish the DIP Credit Facility;


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               (b) Execute and deliver each of the DIP Loan Agreement and other
                   Loan Documents referred to (and as defined) in the DIP Loan Agreement (the "DIP LOAN DOCUMENTS") therein; and

               (c) Borrow on a permanent basis up to $86,000,000 under the DIP
                   Credit Facility with a sublimit of $10,000,000 with respect to letters of credit and bankers acceptances.

          2. Upon execution and delivery of the DIP Loan Agreement and the other DIP Loan Documents, such agreements, documents and instruments shall constitute valid, binding obligations of the Debtors, enforceable against each of the Debtors who are parties thereto in accordance with their respective terms and provisions. The Debtors are hereby authorized, empowered, and directed to do and perform all acts and to make, execute, and deliver all instruments and documents that may be requisite, necessary or desirable for the performance by the Debtors of their obligations under the DIP Loan Documents and the creation and perfection of the Liens described in and provided for by the DIP Loan Documents, having the priority contemplated hereby, with respect to the borrowings authorized herein.

          3. The Debtors are hereby authorized to grant to the Agent (for the benefit of the Agent and the Lenders) in order to secure the prompt payment and performance in full of the DIP Liabilities, valid, binding, enforceable and perfected Liens in and to all real (except that, with respect to leasehold interests, such liens shall extend only to the proceeds thereof) and personal assets of the Debtors, including as described in the DIP Loan Agreement and below (the "COLLATERAL") including, without limitation, the following, exclusive of Avoidance Actions, defined below:

               All inventory, accounts, equipment, general intangibles, investment property, chattel paper, deposit accounts, rights to payment under letters of credit (whether or not written), insurance claims, tort claims, and goods now owned or in which the Debtors have any interest (and without regard to whether acquired prior or subsequent to the Petition Date) or hereafter acquired or in which the Debtors obtain an interest; all present and future real


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

               property and proceeds of leasehold interests in which the Debtors have an interest (and without regard to whether acquired prior or subsequent to the Petition Date); and the products and proceeds thereof.

The Collateral, however, shall not include any equipment acquired prior to the Petition Date as to which the purchase price was financed by a third party and as to which the Debtor's obligation to pay such price is secured by a valid, enforceable, perfected and unavoidable security interest in such equipment in favor of such third party. The term "AVOIDANCE ACTIONS", as used herein, shall mean avoidance actions by or on behalf of the Debtors or their estates pursuant to Chapter 5 of the Bankruptcy Code and the proceeds thereof with the exception of actions brought pursuant to Section 549 of such Chapter to recover any transfers after the Petition Date of the Collateral, or proceeds thereof. The foregoing first priority security interest and Liens shall be subject only to
(i) the Permitted Liens (as hereinafter defined) and (ii) the Carve-Out. Except as specifically provided herein, the security interests and Liens granted to the Agent and the Lenders shall not be made on a parity with, or subordinated to, any other security interest or lien under section 364(d) of the Bankruptcy Code or otherwise.

          4. The automatic stay imposed under Bankruptcy Code Section 362(a)(4) is hereby lifted to permit the Debtors (a) to grant and the Agent and Lenders to perfect the aforesaid Liens and to otherwise consummate and perform their respective liabilities and rights under the DIP Credit Facility and in respect of the other DIP Loan Documents, and (b) to pay the Prior Lenders Claim as further provided in paragraph 6 below, all pursuant to and subject to the terms and provisions of this Final Order.

          5. Without limiting the independence of each of the Debtors acting as a single entity, each officer of the Parent Debtor as may be so authorized by its Board of Directors, and each officer of the Debtors as may be so authorized by the respective Boards of Directors of each of the Debtors or Parent Debtor (acting on behalf of the Parent Debtor or all of the Debtors as contemplated in the DIP Loan Agreement), acting singly, is hereby authorized and empowered to execute and deliver all the DIP Loan Documents to which such Debtor (or each of the Debtors in the case of a signing officer of the Parent Debtor) is a party, such


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execution and delivery to be conclusive of their respective authority to act in the name of and on behalf of the Debtors.

          6. Pursuant to Bankruptcy Code Sections 363 and 549, the Debtors' payment, pursuant to the Interim Order, of the full amount of the Prior Lenders Claim (other than amounts due on account of the Tranche A Early Termination Fee and the Tranche B Early Termination Fee, each as defined in the Pre-Petition Loan Agreement) to the Prior Lenders upon the initial drawing under the DIP Credit Facility is hereby ratified. The Agent and the Prior Lenders are directed to apply the proceeds of such post-petition borrowing to pay the Prior Lenders Claim (other than to amounts due on account of the Tranche A Early Termination Fee and the Tranche B Early Termination Fee) or, in the case of undrawn letters of credit issued under the Pre-Petition Loan Agreement, if any, to convert the contingent reimbursement obligations relating to such letters of credit to post-petition reimbursement obligations under the DIP Loan Agreement. Any such payment or applications are without prejudice to the rights of the Committee on behalf of the estates to cause disgorgement from the holders of the Prior Lenders Claim to the extent, if any, that any of the Prior Lenders Claim or any of the mortgages, liens, and security interests in the Pre-Petition Collateral is proven avoidable in accordance with and subject to the provisions of paragraph 9, below. Upon payment of the Prior Lenders Claim, the Agent and the Lenders shall be fully subrogated to the rights and interests, including priorities, of the agent under the Pre-Petition Loan Agreement with respect to the Pre-Petition Collateral.

          7. The Prior Lenders have agreed to waive payment of the Tranche A Early Termination Fee and the Tranche B Early Termination Fee (each as defined in the Pre-Petition Loan Agreement), PROVIDED that the Debtors timely pay, (i) when due, all DIP Liabilities consisting of obligations to pay principal and interest; and (ii) pursuant to paragraph 22 hereof, all other DIP Liabilities with respect to the DIP Credit Facility (including the Tranche A Early Termination Fee and Tranche B Early Termination Fee provided for in the DIP Loan Documents).

          8. Reserved.


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

          9. The provisions of Paragraph L, above, and the payment to the Prior Lenders, as provided in the Interim Order, shall be without prejudice to the right of the Committee appointed in these Chapter 11 cases (the "CHAPTER 11 CASES") to seek to avoid any security or collateral interest in the assets of the Debtors claimed by the Prior Lenders, to seek the disgorgement of all or any part of any payment made by the Debtors to the Prior Lenders or to otherwise seek recovery from the Prior Lenders on account of the relationship between the Prior Lenders and the Debtors, provided that the Committee shall have one hundred and twenty (120) days following the entry of an order approving said Committee's retention of counsel within which to file an objection or commence an action with respect to the Prior Lenders Claim or Pre-Petition Collateral (including, without limitation, by virtue of the Prior Lenders Claim being determined to be unsecured or undersecured or for any other reason). To the extent that any such objection or complaint is filed and the Prior Lenders successfully defend such objection or complaint, the Prior Lenders shall be entitled to be reimbursed by the Debtors for all fees, costs and expenses (including reasonable attorney's fees) associated with such defense, and such reimbursement obligation shall be a super-priority administrative expense claim secured by a Lien on the Collateral, junior in each case only to the priority of the Agent's Liens and claims hereunder. In the event that no objection or complaint is so filed within such period, the payment made pursuant to the Interim Order hereof shall be final and not subject to disgorgement, and any and all challenges (including, but not limited to, those under Sections 544, 547, and/or 548 of the Bankruptcy Code) by any party (including, without limitation, the Committee and Chapter 11 or Chapter 7 trustee appointed herein) to the validity, sufficiency, extent, perfection, priority, or refinancing of, or seeking the avoidance of, the Prior Lenders' liens in the Pre-Petition Collateral or the Prior Lenders Claim or any payments thereon shall be forever barred.

          10. The Liens to be created and granted to the Agent (for the benefit of the Agent and the Lenders) as security for the DIP Liabilities, as provided in Paragraph 3, above, are created pursuant to Bankruptcy Code Sections 364(c)(2) and 364(c)(3). With the exception of (a) the Carve Out (as described below), (b) those Liens expressly permitted under the DIP Loan Agreement, (c) valid, perfected and unavoidable Liens existing as of the Petition Date (other than any lien of the Prior Lenders as to which the Agent and Lenders will be subrogated as provided in paragraph 6 of this Final Order) (collectively, the


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

items in (a), (b) and (c), the "PERMITTED LIENS"), and (d) the statutory fees of the United States Trustee as provided in 28 U.S.C. ss.1930(a) and fees to the clerk of the Bankruptcy Court (collectively, the "MANDATORY FEES"), the Liens to be created and granted to the Agent (for the benefit of the Agent and the Lenders), as provided in Paragraph 3, above, are first, prior, perfected, and superior to any security, mortgage, or collateral interest or Lien or claim to the Collateral. The Liens securing the DIP Liabilities shall not be subject to
Section 551 of the Bankruptcy Code.

          11. This Final Order shall be sufficient and conclusive evidence of the creation, attachment, validity, perfection, and priority of the Agent's Liens upon the Post-Petition Collateral, without the necessity of filing or recording any financing statement or other instrument or document that may otherwise be required under the law of any jurisdiction or the taking of any other action to validate or perfect the Liens of the Agent in and to the Post-Petition Collateral or to entitle the Agent to the priorities granted herein, which Liens and the financing statements in respect thereof shall be deemed to have been recorded at the time and on the date of the Commencement of these Chapter 11 Cases, PROVIDED, HOWEVER, that the Debtors shall, if requested by the Agent (the Agent is hereby granted relief from the automatic stay imposed by Bankruptcy Code Section 362 in order to make such request), execute and the Agent may file or record financing statements, mortgages, deeds of trust or other instruments in respect of the Liens authorized hereby, PROVIDED FURTHER, HOWEVER, that no such filing or recordation shall be necessary or required in order to create, evidence or perfect any such Lien.

          12. The Agent, in its discretion, may file a xerographic copy of this Order as a financing statement, mortgage, or deed of trust with any recording officer designated to file financing statements or with any registry of deeds or similar office in any jurisdiction in which the Debtors have real or personal property, and in such event, the subject filing or recording officer is authorized and directed to file or record such copy of this Final Order.

          13. The DIP Loan Agreement and each of the DIP Loan Documents, respectively, shall constitute and evidence the valid and binding obligations of the Debtors, as applicable, which obligations


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shall be enforceable against the respective parties in accordance with their respective terms and provisions, subject to the provisions of this Final Order.

          14. Pursuant to Sections 363(b)(1) and 364(c)(2) of the Bankruptcy Code, any provisions in any of the Leasehold Interests (as defined in the DIP Loan Agreement), that require the consent or approval of one or more of the Debtors' landlords in order for the Debtors to pledge or mortgage proceeds of such Leasehold Interests, are and shall be deemed to be inconsistent with the provisions of the Bankruptcy Code as provided for below and are and shall have no force and effect with respect to the granting of the Liens, security interests, mortgages, and/or deeds of trust by the Debtors in favor of the Agent in accordance with the terms of the DIP Loan Agreement, this Final Order.

                              ADMINISTRATIVE CLAIM
                              --------------------

          15. The liabilities under the DIP Credit Facility shall be an allowed administrative expense claim (the "SUPER-PRIORITY CLAIM") with priority under Bankruptcy Code Section 364(c)(1) and otherwise over all administrative expense claims and unsecured claims against the Debtors, now existing or hereafter arising, of any kind or nature whatsoever including, without limitation, administrative expenses of the kinds specified in or ordered pursuant to Bankruptcy Code Sections 105, 326, 330, or 331 (except as otherwise provided in
Section 17, below, with respect to the Mandatory Fees and the Carve Out), 503(a), 503(b), 506(c), 507(a), 507(b), 546(c), 726 (subject to the clarification below) and 1114, subject only to the Mandatory Fees, the Carve Out and recoveries on Avoidance Actions. For clarification, the Super Priority Claim is not intended to have priority over Chapter 7 administrative expenses of the kind specified in Section 726(b) of the Bankruptcy Code arising after conversion of the Chapter 11 Cases to cases under Chapter 7 of the Bankruptcy Code.

          16. Except for Mandatory Fees and the Carve Out (as defined in Paragraph 17) below, no costs or expenses of administration including, without limitation, professional fees allowed and payable under Bankruptcy Code Sections 330 and 331 that have been or may be incurred in these Chapter 11 Cases, or (except to the extent set forth in the last sentence of paragraph 15 hereof) in any case or cases pursuant to


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

Chapter 7 of the Bankruptcy Code into which this case may be converted, or in any other proceeding related thereto (hereinafter, any "SUCCESSOR CASE"), and no other claims to the Collateral are, or will be, prior to or on a parity with the liabilities under the DIP Credit Facility.

          17. The term "Carve Out" means the sum of $750,000, which shall be deposited into a separate account ("RESERVE ACCOUNT") maintained with Proskauer Rose LLP (the "ESCROW AGENT") and which shall be available for distribution to
(A) (x) total accrued and unpaid and future fees and disbursements incurred by the Debtors' professionals and the professionals of the Committee and (y) the expenses of members of the Committee, as allowed by the Bankruptcy Court (collectively, the "PROFESSIONALS"), and (B) Mandatory Fees, in each case following the occurrence of an Event of Default under the DIP Loan Agreement (a "CARVE OUT EVENT"). Notwithstanding anything contained herein to the contrary, the Agent's Liens granted pursuant to this Order in the Reserve Account shall be second and junior, and the Super Priority Claim shall be junior and subordinate, only to the claims of the Professionals and the U.S. Trustee therein for the fees referred to in (A) and (B), above. The Agent shall not have any duties or responsibilities with respect to the distribution of the Carve Out by the Escrow Agent and shall have no liability on account of any distribution, misdistribution, or nondistribution thereof. Upon the later of: (i) the date on which all Professionals are granted a final allowance of fees and expenses or
(ii) the occurrence of any of the events set forth in clauses 22(a), 22(b) or 22(c) hereof, the balance of the Carve Out (if any) not distributed or required to be distributed on account of such fees and expenses of' the Professionals and the Mandatory Fees shall be distributed to the Agent, to the extent of any then remaining deficiency in the DIP Liabilities and then as this Court may determine. Any amounts paid to the Professionals prior to the occurrence of the Carve Out Event shall not be credited or applied against the Carve Out. No amount of the Carve Out shall be used in any event to pay any fees and expenses
(x) arising out of or related to the prosecution of any claims or causes of action against the Prior Lenders, the Agent or the Lenders, including without limitation relating to (a) preventing, hindering, or delaying the Lenders' or the Agent's enforcement or realization upon any of the Collateral, (b) using cash collateral or selling any other Collateral without the Agent's consent, or
(c) objecting to or contesting in any manner, or raising any defenses to, the validity, extent, perfection, priority, or enforceability of the Prior Lenders Claim or the DIP Liabilities or any mortgages,


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

liens, or security interests with respect thereto or any other rights or interests of the Agent and the Lenders, or in asserting any claims or causes of action, including without limitation, any actions under Chapter 5 of the Bankruptcy Code, against the Prior Lenders, the Agent or the Lenders) or (y) arising after conversion of the Chapter 11 Cases to cases under Chapter 7 of the Bankruptcy Code.

          18. Notwithstanding the foregoing, as long as a Carve Out Event has not occurred, the Debtors shall be permitted to pay compensation and reimbursement of expenses allowed and payable under Sections 330, 331, 503(b)(2) and 503(b)(3)(F) of the Bankruptcy Code, as the same may become due and payable. The foregoing shall not be construed as consent to the allowance of any such fees and expenses and shall not affect the rights of the Agent or the Lenders to object to the allowance and payment of any such amounts, nor shall the foregoing obligate the Agent and the Lenders to make loans and advances under the DIP Credit Agreement for payment thereof. Upon the occurrence of a Carve Out Event, the fees of Professionals and the Mandatory Fees shall be paid solely out of the Reserve Account and the proceeds of recoveries on Avoidance Actions.

          19. No cost or expense which is incurred in connection with or on account of the preservation and/or disposition of any Collateral or which otherwise could be chargeable to the Agent or the Collateral pursuant to Bankruptcy Code Section 506(c) or otherwise shall be chargeable to the Agent or the Collateral.

          20. Unless the Agent has provided its prior written consent or all DIP Liabilities to the Agent and the Lenders have been irrevocably paid in full and the commitment to extend credit under the DIP Credit Facility has been terminated in accordance with the terms thereof, no order entered in these proceedings, or in any Successor Case, shall have the effect of permitting or authorizing:

               (a) the obtaining of credit or the incurring of indebtedness by any of the Debtors that is (i) secured by a security, mortgage, or collateral interest or other Lien on all or any portion of the Collateral, other than the Permitted Liens, and/or (ii) entitled to priority administrative status which is equal or senior to that granted to Agent herein, other than the indebtedness or credit expressly permitted by the DIP Loan Agreement ("PERMITTED INDEBTEDNESS"); or

               (b) the enforcement (i.e. the granting of relief from the
                   automatic stay) of any claimed security, mortgage, or collateral interest or other Lien of any person other than of the Agent on all or any portion of the Collateral, other than by the holder of a senior Permitted Lien against the subject asset or property; or

               (c) the Debtors' return of goods constituting Collateral pursuant to Sections 546(h) and Section 546(g)* of the Bankruptcy Code other than for returns for damaged goods in the ordinary course of business consistent with historical practices or consent to any creditor taking any set-off against any claim arising prior to the Petition Date based upon any such return pursuant to Section 553(b)(1) of the Bankruptcy Code or otherwise, PROVIDED HOWEVER, that the foregoing is without prejudice to the assertion and subsequent adjudication of the validity and priority of any reclamation claims.

          21. Without limiting the provisions and protections of Paragraph 20, above, if at any time prior to the repayment in full in cash of all DIP Liabilities under the DIP Credit Facility and the termination of the Agent's and the Lenders' obligation to make loans and extend credit under the DIP Loan Agreement, including (without limitation) subsequent to the confirmation of any plan of reorganization respecting the Debtors, the Debtors or any Trustee subsequently appointed shall obtain credit or incur debt pursuant to Bankruptcy Code Sections 364(b), 364(c) or 364(d) (other than Permitted Liens), then all of the consideration for such credit or debt shall immediately be turned over to the Agent to reduce the DIP Liabilities.

          22. All DIP Liabilities of the Debtors to the Agent and the Lenders are due and payable upon the earliest to occur of:

               (a) the Maturity Date, as defined in the DIP Loan Agreement.

               (b) The acceleration of the DIP Liabilities by the Agent
                   following the occurrence of an Event of Default (as defined in the DIP Loan Agreement); or

               (c) The effective date of any plan of reorganization for any of the Debtors in these Chapter 11 Cases.

Unless and until the DIP Liabilities are repaid in full in cash and the obligations of the Lenders to make loans and extend credit are terminated, the protection afforded to Agent under the DIP Loan Documents and this Final Order, and any actions taken pursuant thereto, shall survive the entry of any order confirming a plan of reorganization or converting this case into a Successor Case, and the Liens in and to the Collateral and the Super-Priority Claim shall continue in these Chapter 11 Cases and in any Successor Case, and such security, mortgage, and collateral interests and other Liens, and Super-Priority Claim shall maintain their priority as provided by this Order.

          23. The time and manner of payment of the DIP Liabilities pursuant to the DIP Loan Agreement and the creation, scope, perfection and priority of the Liens in and to the Collateral (with the priorities specified herein) and the Super-Priority Claim shall not be altered or impaired by any plan of reorganization that may hereafter be confirmed or by any further order that may hereafter be entered.

                                EVENTS OF DEFAULT
                                -----------------

          24. Any automatic stay otherwise applicable to the Agent is hereby modified so that upon the occurrence of any Event of Default (as defined in the DIP Loan Agreement) and acceleration of the DIP Liabilities and at any time thereafter, after five (5) business days' notice of such occurrence, which notice by the Agent is filed with this Court (with a copy to chambers), together with proof of service thereof, and served by telecopy and overnight courier service on the Debtors, counsel to the Debtors, counsel to the Committee appointed in these Chapter 11 Cases, the United States Trustee, and any other person filing a notice of appearance and a request for service of pleadings, the Agent shall be entitled to exercise the Agent's rights and remedies upon such Event of Default as provided in the DIP Loan Documents and applicable non-bankruptcy law. Following the giving of notice by the Agent of the occurrence of an Event of Default and acceleration of the DIP Liabilities:

               (a) The Debtors shall continue to deliver and cause the delivery of the proceeds of Collateral to the Agent, as provided in the DIP Loan Agreement;

               (b) The Agent shall continue to apply such proceeds in accordance with the provisions of this Order and the DIP Loan Agreement;

               (c) Except as to the Carve Out, the Debtors shall have no right to use any of such proceeds, nor any other cash collateral (as defined in Bankruptcy Code 363(a)) of the Agent other than towards the satisfaction of the DIP Liabilities; and

               (d) Any obligation otherwise imposed on the Agent to provide any loan or advance to the Debtors pursuant to the DIP Loan Agreement shall be suspended.

          25. In the Agent's exercise of its rights and remedies upon default in accordance with the DIP Loan Agreement and this Order, the Debtors or any Chapter 11 or Chapter 7 trustee are directed to cooperate with the Agent in the exercise of such rights and remedies (unless the Court orders otherwise), including without limitation, upon request of the Agent, filing pleadings with the Court to seek authority to dispose of any or all of the Collateral (upon appropriate notice to all parties in interest) pursuant to Section 363 of the Bankruptcy Code, IT BEING UNDERSTOOD, that nothing contain herein or in the DIP Loan Agreement in any way shall prejudice the rights of landlords or other parties in interest to object and be heard on matters pertaining to the conduct of such sale(s) and issues relating to such sale, including, without limitation, the payment or non-payment of post-petition rent for the locations from which such sale(s) are to be conducted. Without limitation of the foregoing, the Agent shall have the right to cause, in a commercially reasonable manner (subject to such prior orders of the Court, if any, relating to any sale(s) conducted from such location(s)), the immediate sale or other disposition of the Collateral constituting real estate or leasehold interests by directing the Debtors or any Chapter 11 or Chapter 7 trustee appointed herein to file a motion to assume, assign, sell or otherwise dispose of any or all of such real estate or leasehold Collateral pursuant to Sections 363 and 365 of the Bankruptcy Code, IT BEING UNDERSTOOD, that nothing contain herein or in the DIP Loan Agreement in any way shall prejudice the rights of landlords or other parties in interest to object and be heard on matters pertaining to the conduct of such assumption, assignment, sale or other disposition of such Collateral, including, but not limited to, the payment or non-payment of post-petition rent for the locations as to which such Collateral is to be assumed, assigned, sold, or otherwise disposed. The Liens shall attach to the proceeds of any such sale or other disposition of the real estate or leasehold Collateral, which proceeds shall be immediately turned over to the Agent for application in accordance with the provisions of the DIP Loan Agreement, subject to any prior order that this Court may enter, if any, relating to the payment or non-payment from such proceeds of post-petition rent for the locations at which such sales are to be conducted or as to which such real estate or leasehold Collateral is to be assumed, assigned, sold, or otherwise disposed. In no event shall the Agent be subject to the equitable doctrine of "marshaling" or any other similar doctrine with respect to any of the Collateral or otherwise.

          26. Nothing included herein shall prejudice, impair, or otherwise affect the Agent's right to seek any other or supplemental relief in respect of the Debtors nor the Agent's, right, as provided in the DIP Loan Agreement, to suspend or terminate the making of loans under the DIP Loan Agreement. In the event that the Agent, in the exercise of the Agent's Rights and Remedies (as defined in the DIP Loan Agreement) itself seeks to conduct "going out of business" sales of Collateral at the Debtors' premises, it will file a motion with this Court with respect to the conduct of such sales (which motion shall be served on all parties to whom notice thereof is required under the Bankruptcy Code, the Bankruptcy Rules, or any order of this Court, including, without limitation, any affected landlord (any such motion that is required to be delivered to a landlord or its counsel shall be delivered either by facsimile or overnight courier) to be heard on an expedited basis (subject to the Court's calendar) but not sooner than five (5) business days' after such motion is filed with this Court, and the affected landlords shall have the right to file an objection to such motion (which objection may relate to the conduct of such sales and issues relating thereto, including, without limitation, the payment or non-payment of post-petition rent for the locations from which such sale(s) are conducted) with this Court prior to the end of such five (5) business day period.

                            MISCELLANEOUS PROVISIONS
                            ------------------------

          27. If any provision of this Order is hereafter modified, vacated or stayed by subsequent order of this or any other Court for any reason, such modification, vacation, or stay shall not affect the validity of any liability incurred pursuant to this Order nor the validity, perfection, priority, or enforceability of any Lien granted by the Debtors to the Agent and prior to the later of (a) the effective date of such modification, vacation, or stay, or (b) the entry of the order pursuant to which such modification, vacation, or stay was established. The binding effect of this Order is an integral part of this Order.

          28. The payments made, and the Liens and Super-Priority Claims granted to the Agent under the DIP Credit Facility and this Order, and the priority thereof, shall be binding on the Debtors, the Agent, the Lenders, and their respective successors and assigns, any successor trustee for the Debtors, and all creditors of the Debtors (whether appointed in these Chapter 11 cases or in the event of the conversion of any Chapter 11 case to a liquidation under chapter 7 of the Bankruptcy Code), as provided in Bankruptcy Code Section 364(e), even if this Order is reversed, vacated, stayed by subsequent order, or modified on appeal.

          29. Any request by the Debtors for entry of an Order, to the extent the Debtors obtain Agent's prior written consent, authorizing the Debtors to sell any of the Collateral outside the ordinary course of business shall provide that all proceeds of such Collateral after satisfaction of other senior Permitted Liens shall be remitted directly to the Agent for application against the DIP Liabilities until all the DIP Liabilities have been indefeasibly paid in full.

          30. The Debtors are authorized and directed to: (i) continue existing or establish and maintain various lockboxes, concentration accounts and blocked accounts in favor of the Agent and to enter into similar arrangements with other banks as are designated for such purposes pursuant to the DIP Loan Agreement (collectively, the "BLOCKED ACCOUNTS"); (ii) deposit or cause to be deposited, or to remit, in kind, immediately and directly to the Agent, all monies, checks, credit card sales drafts, credit card sales, or charge slips or receipts, or other forms of store receipts, drafts and any other payment or proceeds of the Pre-Petition Collateral or Collateral into the Blocked Accounts established for the benefit of the Agent; (iii) instruct all parties now or hereafter in possession of monies, claims, or other payments for the account of the Debtors or other property of the Debtors' estate in which the Prior Lenders or the Agent have a Lien to remit such payments to the Blocked Accounts; and (iv) enter into such normal and customary agreements as may be necessary to effectuate the foregoing.

          31. The Agent's or any Lender's failure to seek relief or otherwise exercise its rights and remedies under the DIP Credit Facility, or this Order shall not constitute a waiver of any of the rights and remedies of the Agent or Lenders' rights hereunder, thereunder, or otherwise.

          32. The Debtors and the Agent may amend or waive any provision of the DIP Loan Agreement and the other DIP Loan Documents in accordance with the terms thereof, PROVIDED that such amendment or waiver, in the judgment of the Debtors and the Agent, is either nonprejudicial to the rights of third parties or is not material. Except as otherwise provided herein, no waiver, modification, or amendment of any of the provisions of the DIP Loan Documents shall be effective unless set forth in writing, signed by the parties hereto and approved by the Court.

          33. This Final Order does not create any rights for the benefit of any third party, creditor, or any direct, indirect, or incidental beneficiary (other than the Agent, Prior Lenders, or Lenders or any Committee as expressly provided for herein).

          34. In the event of any inconsistency between the terms and conditions of any DIP Loan Document and of this Final Order, the provisions of this Final Order shall govern and control. This Order constitutes findings of fact and conclusions of law and takes effect and become enforceable immediately upon execution hereof.

          35. The provisions of this Order and any actions taken pursuant hereto shall survive the entry of any order: (a) confirming any plan of reorganization under any of the Chapter 11 cases (and to the extent not satisfied in full, the obligations shall not be discharged by the entry of any such order, or pursuant to Bankruptcy Code section 1141(d)(4), each of the Debtors having hereby waived such discharge); (b) converting any of the Chapter 11 Cases to a chapter 7 case; or (c) dismissing any of the Chapter 11 Cases, and the terms and provisions of this Order as well as the super-priority claims and liens granted pursuant to this Order and the DIP Loan Documents shall continue in full force and effect notwithstanding the entry of any such order and such super-priority claims and liens shall maintain their priority as provided by this Order and to the maximum extent permitted by law until all of the DIP Liabilities are indefeasibly paid in full and discharged.

          36. Except as otherwise provided in this Order, pursuant to Section 552(a) of the Bankruptcy Code, all property acquired by the Debtors after the Petition Date, including, without limitation, all Collateral pledged to the Lenders pursuant to the DIP Loan Agreement and this Order, is not and shall not be subject to any lien of any entity resulting form any security agreement entered into by the Debtors prior to the Petition Date, except to the extent that such property constitutes proceeds of property of the Debtors that is subject to a valid, enforceable, perfected and unavoidable lien existing as of the Petition Date.

          37. The DIP Liabilities of the Debtors hereunder and under the DIP Loan Documents shall be joint and several.

          38. Upon entry of this Order, the Agent and the Lenders shall be and shall be deemed to be, without any further action or notice, name as additional insured on each insurance policy maintained by the Debtors that in any way relates to the Collateral.

          39. Nothing contained herein or in the DIP Loan Agreement shall prejudice the rights of landlords to file a motion to compel the Debtors' payment of post-petition rent or other charges due under, or rejection of, leases for nonresidential real property pursuant to Section 365(d)(3) of the Bankruptcy Code in the event of the Debtors' failure to pay when due rent and other charges pursuant to the terms of such leases, or any other motion with respect to a right or remedy available to them under the Bankruptcy Code or Bankruptcy Rules that is not inconsistent with the terms of this Order, and the affected landlords shall have the right to have such a motion heard on an expedited basis (subject to the Court's calendar).

          40. Upon entry of this Order, Section 10.1 of the DIP Credit Agreement shall be amended such that the words "Three (3) Business Days" shall be deleted and the words "Five (5) Business Days" shall be substituted therefor.

41. Dated: June 12, 2001
      New York, New York

                                        /s/ Arthur J. Gonzalez
                                        ----------------------
                                        UNITED STATES BANKRUPTCY JUDGE

                                   SCHEDULE I
                               SCHEDULE OF DEBTORS

                                        BORROWER OR GUARANTOR
       DEBTOR                        UNDER DIP CREDIT FACILITY
-------------------------            -------------------------

Lechters N.Y.C., Inc.                         Borrower
Lechters, Inc.                                Borrower
Lechters Alabama, Inc.                        Borrower
Lechters Arizona, Inc.                        Borrower
Lechters Arkansas, Inc.                       Borrower
Lechters California, Inc.                     Borrower
Lechters Colorado, Inc.                       Borrower
Lechters Connecticut, Inc.                    Borrower
Lechters Delaware, Inc.                       Borrower
Lechters M Street, Inc.                       Borrower
Lechters Florida, Inc.                        Borrower
Lechters Georgia, Inc.                        Borrower
Lechters Idaho, Inc.                          Borrower
Lechters Illinois, Inc.                       Borrower
Lechters Indiana, Inc.                        Borrower
Lechters Iowa, Inc.                           Borrower
Lechters Kansas, Inc.                         Borrower
Lechters Kentucky, Inc.                       Borrower
Lechters Louisiana, Inc.                      Borrower
Lechters Maine, Inc.                          Borrower
Lechters Baltimore, Inc.                      Borrower
Lechters Holyoke, Inc.                        Borrower
Lechters Michigan, Inc.                       Borrower
Lechters Minnesota, Inc.                      Borrower
Lechters Mississippi, Inc.                    Borrower
Lechters Missouri, Inc.                       Borrower
Lechters Nebraska, Inc.                       Borrower
Lechters Nevada, Inc.                         Borrower
Lechters New Hampshire, Inc.                  Borrower

                                        BORROWER OR GUARANTOR
       DEBTOR                        UNDER DIP CREDIT FACILITY
-------------------------            -------------------------

Lechters New Jersey, Inc.                     Borrower
Lechters New Mexico, Inc.                     Borrower
Lechters New York, Inc.                       Borrower
Lechters North Carolina, Inc.                 Borrower
Lechters Ohio, Inc.                           Borrower
Lechters Oklahoma, Inc.                       Borrower
Lechters Oregon, Inc.                         Borrower
Lechters Pennsylvania, Inc.                   Borrower
Lechters Rhode Island, Inc.                   Borrower
Lechters South Carolina, Inc.                 Borrower
Lechters Tennessee, Inc.                      Borrower
Lechters Texas, Inc.                          Borrower
Lechters Utah, Inc.                           Borrower
Lechters Vermont, Inc.                        Borrower
Lechters Springfield, Inc.                    Borrower
Lechters Washington, Inc.                     Borrower
Lechters West Virginia                        Borrower
Lechters Wisconsin, Inc.                      Borrower
Lechters.com, Inc.                            Borrower
Harrison Investment, Corp.                    Guarantor
Cooks Club, Inc.                              Guarantor
Regent Gallery, Inc.                          Guarantor
Simple Solutions of NJ, Inc.                  Guarantor